Provisions including post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2023
Disclosure of other provisions [abstract]
Summary of provisions including post-retirement benefits

	Post-retirement benefits and other employee entitlements(a)	Close-down, restoration and environmental(b)	Other provisions	30 June 2023	31 December 2022
	US$m	US$m	US$m	US$m	US$m
Opening balance as previously reported	1,658	15,759	1,298	18,715	18,053
Adjustment on currency translation	14	(105)	(7)	(98)	(841)
Adjustments to mining properties/right of use assets:
– changes to existing and new provisions	—	(55)	—	(55)	524
– change in discount rate(c)	—	(960)	—	(960)	—
Charged/(credited) to profit:
– increases to existing and new provisions	100	185	51	336	1,137
– change in discount rate(c)	—	(166)	(18)	(184)	—
– decreases and unused amounts reversed	(2)	(52)	(24)	(78)	(150)
– exchange (gains)/losses on provisions	—	(9)	(2)	(11)	17
– amortisation of discount(d)	—	578	14	592	1,519
Utilised in the period	(115)	(333)	(44)	(492)	(1,039)
Re-measurement losses/(gains) recognised in other comprehensive income	42	—	—	42	(701)
Transfers and other movements	1	4	(20)	(15)	196
Closing balance	1,698	14,846	1,248	17,792	18,715
Balance sheet analysis:
Current	352	1,249	524	2,125	2,049
Non-current	1,346	13,597	724	15,667	16,666
Total	1,698	14,846	1,248	17,792	18,715

(a)The provision for post-retirement benefits and other employee entitlements includes a provision for long service leave of US$281 million (31 December 2022: US$271 million), based on the relevant entitlements in certain Group operations and includes US$28 million (31 December 2022: US$32 million) of provision for redundancy and severance payments.
(b)Close-down, restoration and environmental liabilities at 30 June 2023 have not been adjusted for closure-related receivables amounting to US$348 million (31 December 2022: US$351 million) due from the ERA trust fund and other financial assets held for the purposes of meeting closure obligations. These are included within “Receivables and other assets” on the balance sheet.
9. Provisions including post-retirement benefits (continued)
(c)Provisions of US$14,846 million (31 December 2022: US$15,759 million) for close-down and restoration costs and environmental clean-up obligations are based on risk-adjusted discounted cash flows expressed in real-terms. The present volatility in interest rates has filtered down to expectations of higher yields from long-dated bonds, including the 30-year US Treasury Inflation Protected Securities, which is a key input to our closure provision discount rate. On 30 June 2023 we revised the closure discount rate to 2% (from 1.5%), applied prospectively from that date.
(d)The present value of close-down, restoration and environmental liabilities has been uplifted due to the re-measurement of underlying cash flows for inflation in the year. The amortisation of discount of US$578 million (30 June 2022: US$503 million) is used to systematically uplift cash-flows including a forecast of full year inflation at the start of each reporting period. At the end of each half-year we updated the underlying cash flows for the latest estimate of experienced inflation for the current period and recorded this as “changes to existing provisions”. For operating sites this adjustment usually results in a corresponding adjustment to Property, Plant and Equipment and for closed and fully impaired sites the adjustment is charged or credited to the income statement.